Exhibit 99.1 Investor Presentation | May 5, 2022 NASDAQ: DSGR* *The company will start trading under the new NASDAQ common stock trading symbol “DSGR” commencing Monday, May 9, 2022 DSG Investor Presentation

Forward Looking Statements Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. Lawson can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and Lawson cautions readers not to place undue reliance on such statements, which speak only as of the date made. Lawson undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Certain risks associated with Lawson’s business are also discussed from time to time in the reports Lawson files with the SEC, including Lawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Lawson’s Quarterly Reports on Form 10-Q and Lawson’s Current Reports on Form 8-K. In addition, the following factors, among others, could cause actual outcomes and results to differ materially from those discussed in the forward-looking statements: (i) whether or not the terms of the earnout provisions in either of the merger agreements (related to TestEquity and Gexpro Services mergers) will be satisfied such that Lawson would be required to issue additional shares of Lawson common stock in connection with the mergers; (ii) unanticipated difficulties or expenditures relating to the mergers; (iii) the risk that stockholder litigation in connection with the mergers results in significant costs of defense, indemnification and liability; and (iv) any problems arising in combining the businesses of Lawson, TestEquity and Gexpro Services, which may result in the combined company not operating as effectively and efficiently as expected. 2 DSG Investor Presentation

Distribution Solutions Group Powerful Solutions. Proven Results. DSG Investor Presentation

Why Own DSG: Investment Thesis

NASDAQ: DSGR*

Aligned Best-in-Class Management Team
- Deeply experienced and proven operating company leadership across each focus area
- Management team owns ~10% of stock, with LKCM & affiliates owning ~65%
- Equity incentive structure fully aligns management with shareholders to drive long-term value creation
- Non-compensated support & leadership from LKCM Headwater team

Large Growth Opportunity with Significant Operating Leverage
- Scalable platform of asset-light, high touch service models in fragmented end markets
- Strong secular tailwinds within core end markets (5G/electrification, semiconductor, and renewables)
- Supply chain cost leverage focusing on both direct and indirect spend categories
- Operating leverage synergies not currently represented in TTM financials

Highly Accretive, Actionable M&A Pipeline with Dedicated In-House M&A Team
- Demonstrated success executing eight highly accretive transactions since mid-2020
- Dedicated in-house experienced business development team
- Buyer of choice with robust acquisition pipeline within highly fragmented $57B TAM

Investor Mindset Around Capital Allocation
- Capital redeployment flexibility to fuel further organic and inorganic growth
- Prioritization of highly accretive, synergistic opportunities
- Oversight from LKCM with 42-year history of active engagement in public and private markets

Attractive Financial Profile
- High free cash flow generation
- Strong balance sheet and prudent capital structure targeting 3x-4x leverage
- Asset light model with capex at ~1.0% of sales

Annual Revenues
$1.2B (1)

Annual Adjusted EBITDA
$103M (1)

Total Addressable Market
$57B

*The company will start trading under the new NASDAQ common stock trading symbol "DSGR" commencing Monday, May 9, 2022

(1) Represents combined annual expected revenues and annual adjusted EBITDA for TTM period ended 3/31/22 and also includes acquisition of TEquipment that closed on 4/29/22

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DSG Investor Presentation

What We Do

LAWSON Products

(37% of Sales)[1]

MRO Focus

Leading North American vendor managed inventory provider of C-parts to the MRO market

- High margin, low price point products
- Service & solution industrial MRO distributor specializing in vendor managed inventory
- Specialty knowledge with 230,000+ SKUs, including ~40% of sales private label
- Services over 90,000 customers with VMI, engineering services, technical information
- Customers serviced by 1,100+ sales representatives

Gexpro Services

(29% of Sales)[1]

OEM Focus

Leading global supply chain services and C-parts provider to OEM & aftermarket

- Global industrial OEM distributor specializing in VMI inventory solutions & kitting
- Diversified product offering of over 70,000+ SKUs
- Services 1,800 OEM customers in multiple locations/countries imbedded into supply chain
- Verticals Served: Transportation, Technology, Renewables, Power Generation, C&I, Aerospace & Defense

TestEquity

(34% of Sales)[1]

Industrial Technologies Focus

Leading independent North American Test & Measurement provider

- Distributor of electronic test & measurement solutions
- Broadest T&M, electronic production supplies with 180,000+ SKUs
- Procurement alternatives of new, reconditioned & rental
- Capabilities including VMI, kitting, and complimentary calibration capabilities
- 100+ technical, consultative sales professionals across a fragmented customer base

Leveraging Strengths Across Three High-Touch, Highly-Entrenched Industrial Verticals to Create a Diversified, Highly-Profitable Specialty Distribution Company Poised for Accelerated Growth

(1) Represents combined annual expected revenues for TTM period ended 3/31/22 and also includes acquisition of TEquipment that closed on 4/29/22.

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DSG Investor Presentation

Embedded Growth Opportunities UNIQUE ORGANIC GROWTH OPPORTUNITIES SELECTIVE, ACTIONABLE ACQUISITION PROGRAM + • In-house Corporate Development team with first-class experience LEVERAGE PLATFORM CAPABILITIES ACROSS CUSTOMER BASE • Well-respected brands viewed as credible acquirors with longstanding relationships in a $57B market • Large, highly fragmented markets with hundreds of small regional competitors Unique total customer value proposition across end markets with limited succession planning + Monetize distinct capabilities across the platform • Significant scale benefits including more advanced global sourcing, ability to leverage customer relationships and technology globally + Collaborative selling across customer bases • Meaningful revenue and cost synergies for most acquisitions + • Well capitalized balance sheet and cash flow to fund acquisitions Expand digital capabilities across the platform • Significant organizational track record of purchasing and integrating acquisitions EXPOSURE TO END MARKETS WITH STRONG SECULAR TAILWINDS ACCELERATING ACQUISITION ACTIVITY Technology IoT Renewables 2017 - 2020 2021 2022 6 DSG Investor Presentation

Aligned and Tenured Leadership



J. Bryan King
Chairman & CEO
DSG



Brad Wallace
Partner
LKCM Headwater



Jacob Smith
Partner
LKCM Headwater



Ron Knutson
CFO
DSG

With daily strategy and business execution led by best-in-class management teams across each business

LAWSON PRODUCTS



Cesar Lanuza
CEO

- Joined Lawson Products in 2022 after serving as CEO of Jon Don for Incline Equity
- Previously President for NA and Asia Pacific at Optimas OE Solutions and VP at Grainger



Ron Knutson
CFO

- Joined Lawson Products in 2009 as CFO after serving as CFO of Frozen Food Express Industries
- Previously spent 12 years at Ace Hardware as Controller and VP Finance

GEXPRO SERVICES



Bob Connors
CEO

- Joined Gexpro Services in 2004 as General Manager & named corporate officer in 2015
- Previously at General Electric as General Manager of GE Supply Logistics



Craig Schilling
CFO

- Re-joined Gexpro Services in 2020 as CFO
- Previously CFO for Electrical Source Holdings and Finance Manager for Gexpro Services when it was owned by Rexel

TESTEQUITY



Russ Frazee
CEO

- Joined TestEquity in 2018 as COO before being named CEO in 2022
- Previously COO/CIO at FCX Performance, VP of Distribution Operations at CompuServe



Nick Hawtrey
CFO

- Joined TestEquity in 2020 as CFO
- Previously CFO for Allied Electronics & Automation, Global VP of Finance for Allied sister company (RS Components)

Additional Dedicated LKCM Headwater Team:
Andy Zacharias - Partner (TestEquity) | Joel Stewart - Principal (Gexpro Services and Lawson) | Rick Settle - Principal (TestEquity) | Jonathon Miller - Principal (Leads Headwater Operations team across the DSG platform)
Garrett Spriggs - VP (Gexpro Services and Lawson) | Davis Miller - VP (TestEquity) | Brett Scarbrough - Portfolio Manager (Lawson)

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DSG Investor Presentation

LKCM Headwater Introduction

LKCM
LUTHER KING CAPITAL MANAGEMENT

- Privately owned SEC-registered investment advisor
- Founded in 1979 with over 60 investment and other professionals
- $25.7 billion of assets under management *(3/31/22)*
- Primarily long-term, long-equity focused for taxable individuals and families

LKCM HEADWATER INVESTMENTS

- Private investment arm of LKCM
- Over 100 years of collective distribution investing experience
- LKCM, investment team and affiliates are collectively the largest investor (~1/3 of capital)
- Flexible mandate with focus on U.S. lower mid-market buyouts
- More than $2.0 billion of committed private capital
- Stable of former operating executives that play active roles within the portfolio

SIGNIFICANT PRIVATE COMPANY DISTRIBUTION EXPERIENCE

	Company	Description
CURRENT	ERIKS / LewisGoetz / Seals and Plastics / CNC	Portfolio of leading distribution businesses in the hose, gasket, belting, seals and flow control markets
CURRENT	Gexpro Services	Value-added distributor specializing in designing and implementing supply chain solutions / VMI for OEM customers
CURRENT	Building Controls & Solutions	Leading provider of building automation, controls and gas detection solutions for the commercial buildings market
CURRENT	relevant.	Value-added instrumentation, controls, and automation distributor with engineering and service capabilities
CURRENT	TestEquity	Largest North American specialty distributor of electronic T&M equipment and production supplies
FORMER	BEARCOM	North America's leading value-added distributor and service provider of mission-critical communication solutions
FORMER	GSMS	High growth value-added distributor, packager and re-packager of generic pharmaceuticals
FORMER	IDG Industrial Distribution Group	Provider of supply chain solutions and distributor of indirect materials primarily to manufacturers
FORMER	Rawson	Leading value-added instrumentation and valve distributor based in the Gulf Coast

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DSG Investor Presentation

Operating Companies DSG Investor Presentation

DSG Investor Presentation

LAWSON Products

COMPANY OVERVIEW

- Leading service-focused industrial MRO distributor providing product through a vendor managed inventory approach
- Embedded within customer operations via unique high-touch VMI model
- Provides customers with optimized inventory management, engineering services, technical information, eBusiness and scanning solutions
- 90,000+ customers with daily or weekly contact
- Employs 1,100+ sales representatives providing the following:
- Help customers choose from a wide range of products to meet needs and specifications
- Support customer with product application advice and on-site training
- Manage customer products and inventory at the customers' facilities
- Founded in 1952 and headquartered in Chicago, Illinois

GEOGRAPHIC COVERAGE



HQ (Chicago, IL)
Primary Warehouse (McCook, IL)
4 Regional DC's
14 Bolt Branches

PRODUCT OFFERING



230,000+ SKUs
Other
18%
Fasteners
22%
Safety
5%
Auto
7%
Electrical
10%
Chemicals
10%
Fluid Power
13%
Cutting & Abrasives
15%

OPTIMIZED INVENTORY MANAGEMENT SYSTEM


Before Lawson


After Lawson

A Disorganized Parts Room Creates Downtime and Low Labor Utilization

- Time lost looking for the right product when needed
- Disorganized and inefficient bin and cabinet set-up
- Disruptive, unplanned trips to off-site stores looking for parts

Lawson Representatives Lower Total Cost of Ownership

- Making sure customers have the right product in the right place at the right time
- Designing and installing efficient custom systems of clearly labeled bins and cabinets for each facility
- Continually managing product inventory
- Offering product application advice and on-site support

~$432M	~$36M	230,000+	1900+	3	~$20B	90,000+
Adj. Net Sales[(1)]	Adj. EBITDA[(1)]	Number of SKUs	Employees	No. of Countries Served	Total Addressable Market	Customers Served

(1) Estimated TTM March 2022 adjusted for all closed acquisitions as of 3/31/22
(2) See appendix for reconciliation of GAAP net income to Non-GAAP adjusted EBITDA.

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DSG Investor Presentation

DSG Investor Presentation

Gexpro Services

COMPANY OVERVIEW

- Leading global supply chain Services and C-Parts provider of highly engineered specified products for manufacturing end users
- Specializes in Vendor Managed Inventory ("VMI"), Kitting and field installation service programs
- Built to be considered the best-in-class global sourcing and logistics provider for leading Original Equipment Manufacturers ("OEM")
- Considered the "critical-link" between a fragmented supply chain and OEM customers focused on reducing manufacturing lead times, improving product quality & fulfillment rates, while reducing direct and indirect procurement costs
- Led by a proven management team with decades of industry experience

CUSTOMER / MARKET OVERVIEW


Renewables
Semiconductor & Telecom
Power Generation
Consumer & Industrial
Aerospace & Defense
Transportation

Blue Chip Customers in Diverse End Markets

TYPICAL MANUFACTURER PARTS PROCUREMENT SCHEME FOR A GIVEN PRODUCT

	Description	Typical # Suppliers	% Total Material Cost	Procurement
A Parts	Large, high-value parts procured from a small number of suppliers requiring significant OEM procurement attention	~20	80%	In-House
B Parts	Medium-value parts requiring OEM procurement attention	~20	15%	In-House
C-Parts	Low-cost, high volume, custom parts with significant hidden costs to procure	~1,000	5%	Outsourced

C-PART VALUE-PROPOSITION

- ✓ Drives down direct and indirect procurement cost of C-Parts
- ✓ Reduces the number of suppliers
- ✓ Leverages scale to reduce direct cost
- ✓ Removes complexity of managing thousands of suppliers across a product portfolio



~$347M	~$37M	70,000+	660+	65+	~$30B	75,000+
Adj. Net Sales(1)	Adj. EBITDA(1)	Number of SKUs	Employees	No. of Countries Served	Total Addressable Market	Bins Serviced

(1) Estimated TTM March 2022 adjusted for all closed acquisitions as of 3/31/22.
(2) See appendix for reconciliation of GAAP net income to Non-GAAP adjusted EBITDA.

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DSG Investor Presentation

DSG Investor Presentation

TestEquity

COMPANY OVERVIEW

- One of the largest authorized distributors of Test & Measurement solutions and electronics production supplies with over 180K products.
- Premier value-added distributor of electronic test and measurement solutions and eMRO tools and supplies
- "One-stop-shop" offering with multiple procurement alternatives including new, reconditioned and rental options supported by complementary calibration capabilities and expansive value-added services such as VMI and kitting
- We operate from five primary warehouses, four in the U.S. and one in the UK to grow European presence
- 490+ non-union employees, including team of 100+ technical, consultative sales professionals
- Retooled management team with proven experience leading larger organizations

STRONG VALUE PROPOSITION

- Fills a strong customer need, providing the technical consultation and full product and services range that broad line distributors lack while stocking inventory to eliminate long lead times from OEMs
- Provides high service levels to a fragmented customer base that would be expensive and inefficient for OEMs to serve
- Robust digital capabilities (~14% of sales and growing) to meet customers through their preferred channel

PRODUCTS OVERVIEW



Test & Measurement Instrumentation ("T&M")



Electronic Production Supplies ("EPS")

Broadest offering of T&M and EPS supplies in the industry

BLUE CHIP CUSTOMERS

Apple, Boeing, Broadcom, Facebook, Google, Johns Hopkins University, Lockheed Martin, Medtronic, Microsoft, Northrop Grumman, Rockwell Collins, SpaceX, Tesla

DIVERSE END MARKETS[1]



Aerospace & Defense, 30%
Reseller, 20%
Technology, 13%
Contract Mfg, 12%
Government, 7%
Semiconductor, 6%
Medical, 3%
Energy/Power, 2%
All Other, 6%

~$396M	~$30M	180,000+	490+	30+	~$7.5B	1,000+
Adj. Net Sales[2]	Adj. EBITDA[2]	Number of Products	Employees	No. of Countries Served	Total Addressable Market	Manufacturer Brands

(1) 2021 data, excluding 2022 acquisition of TEquipment. (2) Estimated TTM March 2022 adjusted for all closed acquisitions as of 3/31/22, including TEquipment closed 4/29/22.
(3) See appendix for reconciliation of GAAP net income to Non-GAAP adjusted EBITDA.

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Financials Powerful Solutions. Proven Results. DSG Investor Presentation

Combined Adjusted Financial Profile UNAUDITED ACCELERATING GROWTH INCREASING PROFITABILITY Combined Revenue ($mm) (1) Combined Adjusted EBITDA ($mm) (2) $103 $103 $1,175 $1,175 19% 15 166 $88 $987 30 9% $902 396 10 55 7.6% MRO $69 67 OEM 6 256 Industrial Technologies 11 37 347 10.7% 88 1,009 20 931 250 78 432 36 32 329 8.3% 2020 2021 TTM TTM by Business 2020 2021 TTM TTM by Business 7.7% 8.9% 8.8% (1) Represents combined expected revenue of all companies inclusive of revenues generated pre and post of acquisition dates through 3/31/22 and TEquipment that closed on April 29, 2022. (2) See appendix for reconciliation of GAAP net income to Non-GAAP combined adjusted EBITDA. 17 DSG Investor Presentation Acquisitions % Margins

Combined Adjusted Balance Sheet

UNAUDITED COMBINED ADJUSTED BALANCE SHEET[(1) (2)]	
($000s)	3/31/2022
Cash and cash equivalents	$21,774
Accounts receivable, net	158,000
Inventory, net	237,806
Other current assets	17,561
Total current assets	**$435,141**
Property, plant and equipment, net	$69,745
Rental equipment, net	21,091
Other long term assets	644,637
Total long term assets	**$735,473**
Total assets	**$1,170,614**
Accounts payable	$95,974
Accrued expenses and other liabilities	49,423
Current portion of long term debt	15,250
Lease obligation	9,825
Total current liabilities	**$170,472**
Long-term debt	$372,365
Lease obligation	27,769
Other long term liabilities	76,371
Total long term liabilities	**$476,505**
Total liabilities	**$646,977**
Stockholders' equity	**$523,637**
Total liabilities and stockholders' equity	**$1,170,614**

- Credit facility led by J.P. Morgan includes a $200M Revolving Credit Facility, $250M TLA amortizing 5% per year, and a $50M delay draw term loan
  - Plus $200M uncommitted accordion feature for growth
- Net debt of $365.8M implies < 3.6x net leverage multiple
- Anticipate leverage to be in the 3x-4x level to fund acquisitive growth
- Capital allocation will be managed by LKCM Headwater in concert with the broader holding company management team and DSG Board of Directors
- $250.4M of net working capital[(2)]

(1) Represents combined balance sheet of Lawson, Gexpro Services and TestEquity and acquisition of TEquipment that closed April 29, 2022, inclusive of merger consideration and debt refinance. See appendix for reconciliation of GAAP to Non-GAAP.

(2) Net working capital defined as accounts receivable plus inventory less accounts payable and accrued expenses.

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Appendix Powerful Solutions. Proven Results. DSG Investor Presentation

GAAP to Non-GAAP Reconciliation-Combined Adjusted EBITDA

$ in 000,000's
Unaudited

	2020	2021	TTM 3/31/22
Net Income	$ 0	$ 4	$ 13
Interest	16	18	20
Tax	1	3	3
Depreciation	25	26	26
EBITDA	$ 43	$ 52	$ 62
Management Adjustments			
Acquisition/Transaction Cost (a)	7	17	22
Management Fee (b)	3	4	4
Stock Comp (c)	2	5	(5)
FX gains Losses (d)	(1)	(1)	(1)
Goodwill Impairment (e)	2	-	-
Inventory Adjustment (f)	-	1	1
Severence (g)	4	0	1
Other Non-recurring (h)	5	4	3
Total Add-Backs	$ 22	$ 30	$ 25
Adjusted EBITDA (as reported)	$ 64	$ 82	$ 86
Less Post-Acquisition Adjusted EBITDA (i)	(2)	(7)	(11)
EBITDA from Prior Year Acquisitions (j)	-	5	13
Acquired EBITDA in Current Year (k)	6	10	15
Combined Adjusted EBITDA	$ 69	$ 88	$ 103

(a) Represents non-recuring transaction costs related to mergers of Lawson, TestEquity and Gexpro Services

(b) Represents management fees paid to LKCM which were discontinued after the mergers

(c) Represents non-cash stock compensation expense related to award issuances and mark-to-market account on stock performance rights

(d) Represents mark-to-market adjustments for currency fluctuations

(e) Represents non-cash goodwill impairment

(f) Represents non-recurring inventory adjustments for PPE items and acquisition integration

(g) Represents severance expenses primarily related to acquisition integrations

(h) Represents non-recurring items primarily related to system implementations, distribution center consolidations, shift to manufacturing outsourcing and other non-recurring items

(i) Represents post acquisition adjusted EBITDA included in reported EBITDA

(j) Represents adjusted EBITDA from prior year acquisitions

(k) Represent acquired adjusted EBITDA in each respective year

Amounts may not total due to rounding

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GAAP to Non-GAAP Reconciliation-Balance Sheet

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(in thousands)

	Actual	Actual	Actual								
	TestEquity	Gexpro Services	Lawson				Pro forma Combined				Pro forma Combined w/Tequipment
	As of March 31, 2022	As of March 31, 2022	As of March 31, 2022	Merger Consideration	Debt Refinance		As of March 31, 2022	Tequipment	Merger Consideration	Debt Draw	As of March 31, 2022
Assets											
Current Assets:											
Cash and cash equivalents	$ 3,164	$ 9,041	$ 5,534	$ -	$ 2,147	(a)	$ 19,886	$ 1,688	$ (55,000)	$ 55,000	$ 21,574
Restricted cash	-	-	200	-	-		200	-	-	-	200
Accounts receivable, less allowance for doubtful accounts	46,525	52,895	54,940	-	-		154,360	3,640	-	-	158,000
Inventories, net	43,877	105,369	77,297	-	-		226,543	11,263	-	-	237,806
Miscellaneous receivables and prepaid expenses	3,799	5,029	7,954	-	-		16,782	570	-	-	17,352
Income tax receivable	-	-	-	209	-		209	-	-	-	209
Total current assets	$ 97,365	$ 172,334	$ 145,925	$ 209	$ 2,147		$ 417,980	$ 17,161	$ (55,000)	$ 55,000	$ 435,141
Property, plant and equipment, less accumulated depreciation and amortization	$ 5,507	$ 5,093	$ 19,165	$ 19,816	$ -	(b)	$ 49,581	$ 348	$ 19,816	$ -	$ 69,745
Rental equipment, net	21,091	-	-	-	-		21,091	-	-	-	21,091
Deferred income taxes	-	-	18,556	-	-		18,556	-	-	-	18,556
Goodwill	64,298	94,731	35,510	87,260	-	(c)	281,799	-	12,202	-	294,001
Cash value of life insurance	-	-	18,025	-	-		18,025	-	-	-	18,025
Intangible assets, net	48,949	34,372	15,613	147,387	-	(c)	246,321	569	12,202	-	259,092
Right of use assets	-	-	17,571	18,831	-	(e)	36,402	-	-	-	36,402
Other assets	267	16,266	348	-	1,670	(d)	18,551	10	-	-	18,561
Total assets	$ 237,477	$ 322,796	$ 270,713	$ 273,503	$ 3,817		$ 1,108,306	$ 18,088	$ (10,780)	$ 55,000	$ 1,170,614
Liabilities and Stockholders' Equity											
Current Liabilities:											
Accounts payable	$ 24,402	$ 33,691	$ 31,726	$ -	$ -		$ 89,819	$ 6,155	$ -	$ -	$ 95,974
Current portion of long term debt	1,583	1,370	-	-	9,547		12,500	-	-	2,750	15,250
Income tax payable	(50)	(159)	-	209	-		-	-	-	-	-
Revolving loan facility	1,000	-	-	-	(1,000)		-	-	-	-	-
Lease obligation	-	-	4,855	4,970	-	(e)	9,825	-	-	-	9,825
Accrued expenses and other liabilities	15,945	145	34,516	-	(2,336)		48,270	1,153	-	-	49,423
Total current liabilities	$ 42,880	$ 35,047	$ 71,097	$ 5,179	$ 6,211		$ 160,414	$ 7,308	$ -	$ 2,750	$ 170,472
Long-term debt	$ 120,932	$ 171,456	$ -	$ -	$ 27,727		$ 320,115	$ -	$ -	$ 52,250	$ 372,365
Revolving line of credit	-	-	15,566	-	(15,566)		-	-	-	-	-
Security bonus plan	-	-	10,353	-	-		10,353	-	-	-	10,353
Lease obligation	-	-	13,908	13,861	-	(e)	27,769	-	-	-	27,769
Deferred compensation	-	-	11,321	-	-		11,321	-	-	-	11,321
Deferred tax liability	2,951	306	1,689	45,704	-	(g)	50,650	-	-	-	50,650
Other liabilities	-	-	4,047	-	-		4,047	-	-	-	4,047
Total liabilities	$ 166,763	$ 206,809	$ 127,981	$ 64,744	$ 18,372		$ 584,669	$ 7,308	$ -	$ 55,000	$ 646,977
Stockholders' Equity											
Common stock	$ -	$ -	$ 9,368	$ 10,300	$ -	(h)	$ 19,668	$ -	$ -	$ -	$ 19,668
Capital in excess of par value	102,201	95,639	22,424	319,465	-	(h)	539,729	-	-	-	539,729
Members equity	-	-	-	-	-		-	10,780	(10,780)	-	-
Retained earnings	(31,288)	19,125	120,001	(120,001)	(14,555)	(h)	(26,718)	-	-	-	(26,718)
Treasury stock	-	-	(10,066)	-	-	(h)	(10,066)	-	-	-	(10,066)
Stockholders' distribution	-	(319)	-	-	-		(319)	-	-	-	(319)
Accumulated other comprehensive income (loss)	(199)	1,542	1,005	(1,005)	-	(h)	1,343	-	-	-	1,343
Total stockholders' equity	$ 70,714	$ 115,987	$ 142,732	$ 208,759	$ (14,555)		$ 523,637	$ 10,780	$ (10,780)	$ -	$ 523,637
Total liabilities and stockholders' equity	$ 237,477	$ 322,796	$ 270,713	$ 273,503	$ 3,817		$ 1,108,306	$ 18,088	$ (10,780)	$ 55,000	$ 1,170,614

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Historical Acquisitions

	COMPANY	FOCUS	STRATEGIC RATIONALE	CLOSING DATE	REVENUE [1]	PURCHASE PRICE
2017	Jensen Tools + Supply	Industrial Technologies	• Expanded geographic coverage and expanded customer base with an additional ~22,000 customer locations • Complementary value-added products / services (kitting, VMI)	January 2017	$45.1	$25.0
2017	Techni-Tool	Industrial Technologies	• Adds scale to highly complementary Lab & Production supplies offering • Bolsters stocked inventory and value-add capabilities (VMI, vending, etc.)	July 2017	$77.8	$35.0
2017	The Bolt Supply House Ltd.	MRO	• Complementary products in fasteners, power tools and MRO supplies • Provides sales/regional fulfillment expansion opportunity in W Canada	October 2017	$34.4	$32.0
2020	Partsmaster	MRO	• Sizeable "DNA match" acquisition for MRO segment • Highly accretive with significant cost synergies	August 2020	$64.2	$35.3
2021	Omni	OEM	• Complementary value-added fabrication capabilities • Highly accretive with significant synergies	June 2021	$5.3	$6.5
2021	mcstest	Industrial Technologies	• European beachhead for Industrial Technologies segment • Supplier expansion and further penetration into Telecom/5G market	July 2021	$9.7	$14.4
2021	National Engineered Fasteners	OEM	• Strategic expansion into Canada & Mexico for OEM segment • Loyal customer base with high service levels in new and existing markets	November 2021	$28.3	$18.9
2021	SIS	OEM	• Highly accretive "DNA match" with diversified end markets • Natural tuck-in with value-add product offering and strong management	December 2021	$9.6	$11.8
2022	Resolux	OEM	• Leading global renewables supplier within the OEM segment • Opened new strategic markets in Europe, the Middle East, and Asia	January 2022	$31.9	$38.0
2022	Frontier Technologies	OEM	• Enhances B & C-class product and service offering to Renewables market • Significant commercial synergies and delivers manufacturing capabilities	March 2022	$21.9	$30.0
2022	TEquipment	Industrial Technologies	• Adds complementary product lines (handhelds), brands and customers • Digital go-to-market supplements Industrial Technology's sales model	April 2022	$113.0	$55.0
	HIGHLIGHTED TOTAL				**$441.2**	**$301.9**

Note: $ figures in millions. List includes highlighted acquisitions executed under LKCM Headwater stewardship.
(1) Represents trailing twelve-month measurement period at close.

DSG DISTRIBUTION SOLUTIONS GROUP
22
DSG Investor Presentation

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Investor Contacts Three Part Advisors, LLC (214) 872-2710 Steven Hooser shooser@threepa.com Sandy Martin smartin@threepa.com 24 DSG Investor Presentation